UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2017 (January 27, 2017)

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

65-1102237

(IRS Employer Identification Number)

39 Old Ridgebury Road

Danbury, CT 06180

(Address of principal executive office)

Tel: (858) 353-5749

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 3.02 of this Report is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities

Eagle Equities, LLC

On January 27, 2017, Tauriga Sciences, Inc. (the “Company”) entered into a one year 8% convertible note in the amount of $18,000 with Eagle Equities, LLC (the “January Eagle Note”). The January Eagle Note bears a default interest rate of 24%. The holder of the January Eagle Note is entitled, at its option, at any time, to convert all or any amount of the principal face amount of the January Eagle Note then outstanding into shares of the Company’s common stock at a conversion price for each share equal to 75% of the lowest closing bid price as reported on the National Quotations Bureau OTC Market Exchange which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future for the ten (10) prior trading days including the day upon which a Notice of Conversion is received by the Company.

As additional consideration for the purchase of the January Eagle Note, the Company shall issue the holder 3,500,000 shares of restricted common stock valued.

In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 65% instead of 75% while that “Chill” is in effect. If the Company fails to maintain the share reserve at the four time discount 60 days after the issuance of the January Eagle Note, the conversion discount shall be decreased further to 55%.

During the first one hundred eighty (180) days, the Company may prepay the principal amount of the January Eagle Note and accrued interest thereon, with a premium, as set forth below, such redemption must be closed and funded within three (3) days. The amount of each prepayment premium shall be as follows: (a) there will be no payment penalty for redemptions in the first 30 days after the January Eagle Note issuance; (b) one hundred ten percent (110%) of the prepayment amount if such prepayment is made at any time from thirty-one (31) days after the issuance date until sixty (60) days after the issuance date; (c) one hundred fifteen percent (115%) of the prepayment amount if such prepayment is made at any time from sixty-one (61) days after the issuance date until ninety (90) days after the issuance date made; (d) one hundred twenty percent (120%) of the prepayment amount if such prepayment is made at any time from ninety-one (91) days after the issuance date until one hundred twenty (120) days after the issuance date made; and (e) one hundred twenty five percent (125%) of the prepayment amount if such prepayment is made at any time from one hundred twenty (120) days after the issuance date until one hundred eighty (180) days after the issuance date made. The January Eagle Note may not be prepaid after one hundred (180) eighty days.

In the event of default whereby the Company shall have its common stock delisted from an exchange the outstanding principal due under the January Eagle Note shall increase by 50%. If the January Eagle Note is not paid at maturity, the outstanding principal shall increase by 10%. Further, if a breach of Company becoming delinquent in its periodic report filings with the Securities and Exchange Commission occurs or is continuing after the six month anniversary of the January Eagle Note, then the holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion.

The Company shall issue irrevocable transfer agent instructions reserving 21,333,000 shares of its common stock for conversions under the January Eagle Note. Upon full conversion of the Eagle, any shares remaining in the hare reserve shall be cancelled. The Company is required at all times reserve a minimum of four (4) times the amount of shares required if the January Eagle Note should be fully converted.

The foregoing description of the January Eagle Note is qualified in its entirety by reference to the provisions of the January Eagle Note filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Adar Bays, LLC

On February 8, 2017, the Company entered into a $27,500 convertible debenture with 10% original issue discount in the amount of $2,500 with Adar Bays, LLC (the “Adar Note”). The Adar Note has a face value of $27,500 with a maturity date of February 8, 2017. The Adar Note bears an interest rate of 8%.

The holder of the Adar Note is entitled, at its option, at any time after the date of funding to the Company by the holder, to convert all or any amount of the principal face amount of the Adar Note then outstanding into shares of the Company’s common stock at a conversion price for each share of common stock equal to 60% of the lowest trading price of the common stock as reported on the National Quotations Bureau OTC Market exchange which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty (20) prior trading days including the day upon which a notice of conversion is received by the Company.

In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 50% instead of 60% while that “Chill” is in effect. In no event shall the holder be allowed to effect a conversion if such conversion, along with all other shares of Company common stock beneficially owned by the holder and its affiliates would exceed 9.9% of the outstanding shares of the common stock of the Company. The Company shall reserve 39,855,000 shares of its common stock for conversions under the Adar Note.

Interest on any unpaid principal balance of the Adar Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in common stock. Holder may, at any time, send in a notice of conversion to the Company for Interest Shares based on the formula provided above. The dollar amount converted into interest shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of the Adar Note to the date of such notice.

During the first one hundred eighty (180) days, the Company may prepay the principal amount of the Adar Note and accrued interest thereon, with a premium, as set forth below, such redemption must be closed and funded within three (3) days. The amount of each prepayment premium shall be as follows: (a) one hundred fifteen percent (115%) for redemptions in the first 30 days after the Adar Note issuance; (b) one hundred twenty percent (120%) of the prepayment amount if such prepayment is made at any time from thirty-one (31) days after the issuance date until sixty (60) days after the issuance date; (c) one hundred twenty-five percent (125%) of the prepayment amount if such prepayment is made at any time from sixty-one (61) days after the issuance date until ninety (90) days after the issuance date made; (d) one hundred thirty percent (130%) of the prepayment amount if such prepayment is made at any time from ninety-one (91) days after the issuance date until one hundred twenty (120) days after the issuance date made; and (e) one hundred thirty five percent (135%) of the prepayment amount if such prepayment is made at any time from one hundred twenty (121) days after the issuance date until one hundred fifty (150) days after the issuance (f) one hundred forty percent (140%) of the prepayment amount if such prepayment is made at any time from one hundred twenty (151) days after the issuance date until one hundred eighty (180) days after the issuance date made. The Adar Note may not be prepaid after one hundred (180) eighty days.

Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization (excluding an increase in authorized capital) or other change or exchange of out-standing shares of the common stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the holder, redeem the Adar Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the holder, such holder may convert the unpaid principal amount of the Adar Note (together with the amount of accrued but unpaid interest) into shares of common stock immediately prior to such Sale Event at the conversion price.

Upon an Event of Default, or at any time thereafter, unless cured within 5 days, at the option of the holder and in the holder’s sole discretion, the holder may consider the Adar Note immediately due and payable. Default interest shall accrue at a default interest rate of lesser of 24% per annum or at the highest rate permitted by law. In the event of a breach whereby the company does not deliver to the holder, common stock without restrictive legend within 3 business days of its receipt of a notice of conversion (including an opinion of counsel expressing support of the removal of a restrictive legend) penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of the Company causing to lose the bid price for its stock shall be an increase of the outstanding principal amounts by 20%. In case of a breach of the Company having its common stock delisted from an exchange or, if the common stock is suspended for more than 10 consecutive days or ceases to file its periodic reports with the SEC, the outstanding principal due under the Adar Note shall increase by 50%. If the Adar Note is not paid at maturity, the outstanding principal due under the Adar Note shall increase by 10%. Further, if a breach occurs from the Company becoming delinquent in its periodic report filings with the Securities and Exchange Commission occurs or continues after the 6-month anniversary of the Adar Note, then the holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion.

The Company shall reserve, with transfer agent, 39,855,000 shares of its common stock for conversions under the Adar Note. Upon full conversion of the Adar Note, any shares remaining in the share reserve shall be cancelled. The Company should at all times reserve a minimum of four (4) times the amount of shares required if the Adar Note would be fully converted. The holder may reasonably request increases from time to time to reserve such amounts. The Company will instruct its transfer agent to provide the outstanding share information to the holder in connection with its conversions.

The foregoing description of the Adar Note is qualified in its entirety by reference to the provisions of the January Adar Note filed as Exhibit 4.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Eagle Equities, LLC

On March 20, 2017, the Company issued two one year 8% convertible note in the amount of $70,000 ($35,000 each) with Eagle Equities, LLC (the “March Eagle Notes”).

On March 22, 2017, Eagle Equities, LLC funded the first March Eagle Note through the direct payment of cash in the amount of $7,000 and direct payments to designees of the Company in the amount of $26,000. The remaining $2,000 was deducted as applied legal fees incurred by the holder.

The holder of the first March Eagle Note is entitled, at its option, at any time, to convert all or any amount of the principal face amount of first March Eagle Note then outstanding into shares of the Company’s common stock at a conversion price for each share equal to 75% of the lowest closing bid price as reported on the National Quotations Bureau OTC Market Exchange which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future for the ten (10) prior trading days including the day upon which a Notice of Conversion is received by the Company.

As additional consideration for the purchase of first March Eagle Note, the Company shall issue the holder 16,000,000 shares of restricted common stock.

In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 65% instead of 75% while that “Chill” is in effect. If the Company fails to maintain the share reserve at the 4x discount 60 days after the issuance of first March Eagle Note, the conversion price shall be decreased further to 55%.

During the first one hundred eighty (180) days, the Company may prepay the principal amount of first March Eagle Note and accrued interest thereon, with a premium, as set forth below (“prepayment premium”), such redemption must be closed and funded within three (3) days. The amount of each prepayment premium shall be as follows: (a) there will be no payment penalty for redemptions in the first 30 days after the first March Eagle Note issuance; (b) one hundred ten percent (110%) of the prepayment amount if such prepayment is made at any time from thirty-one (31) days after the issuance date until sixty (60) days after the issuance date; (c) one hundred fifteen percent (115%) of the prepayment amount if such prepayment is made at any time from sixty-one (61) days after the issuance date until ninety (90) days after the issuance date made; (d) one hundred twenty percent (120%) of the prepayment amount if such prepayment is made at any time from ninety-one (91) days after the issuance date until one hundred twenty (120) days after the issuance date made; and (e) one hundred twenty five percent (125%) of the prepayment amount if such prepayment is made at any time from one hundred twenty (120) days after the issuance date until one hundred eighty (180) days after the issuance date made. The first March Eagle Note may not be prepaid after one hundred (180) eighty days.

In the event of default whereby the Company shall have its common stock delisted from an exchange the outstanding principal due under the first March Eagle Note shall increase by 50%. If the first March Eagle Note is not paid at maturity, the outstanding principal due under the First March Eagle Note will increase by 10%. Further, if a breach of Company becoming delinquent in its periodic report filings with the Securities and Exchange Commission occurs or is continuing after the six month anniversary of the Note, then the holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion.

The Company shall issue irrevocable transfer agent instructions reserving 50,000,000 shares of its common stock for conversions under the first March Eagle Note. Upon full conversion of the first March Eagle Note, any shares remaining in the share reserve shall be cancelled. The Company should at all times reserve a minimum of four times the amount of shares required if the March Eagle Note would be fully converted.

The foregoing description of the March Eagle Notes are qualified in their entirety by reference to the provisions of the March Eagle Notes filed as Exhibits 4.3 and 4.4, respectively, to this Current Report on Form 8-K, which is incorporated herein by reference.

Group 10 Holdings LLC

On March 31, 2016, the Company entered into a $40,000 convertible debenture with OID in the amount of $5,000 with Group 10 Holdings LLC (the “Group 10 Note”). The Group 10 Note was amended on May 11, 2017. The terms set forth below reflect all such amendments. Along with the Group 10 Note, 15,000,000 commitment shares of common stock must be issued to the holder within 15 days or an event of default will have occurred, earned in full upon purchase of the Group 10 Note. The Group 10 Note bears 12% interest per annum with a default interest rate of the lesser of 18% or the maximum rate permitted under applicable law, effective as of the issuance date of the Group 10 Note. If any event of default occurs, the outstanding principal amount of this the Group 10 Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at holder’s election, immediately due and payable in cash in the sum of (a) one hundred eighteen percent (118%) of the outstanding principal amount of the Group 10 Note plus one hundred percent (100%) of accrued and unpaid interest thereon and (b) all other amounts, costs, expenses and liquidated damages due in respect of the Group 10 Note. After the occurrence of any event of default, the interest rate on the Group 10 Note shall accrue at an interest rate equal the default interest rate.

Subject to the approval of holder for prepayments after one hundred eighty (180) days, the Company may prepay in cash all or any portion of the principal amount of the Group 10 Note and accrued interest thereon, with a premium, as set forth below, upon ten (10) business days prior written notice to holder. The holder shall have the right to convert all or any portion of the principal amount and accrued interest thereon during such ten (10) business day notice period. The amount of each prepayment premium shall be as follows: (a) one hundred forty-five percent (145%) of the prepayment amount if such prepayment is made at any time from the issuance date until the maturity date.

The holder shall have the right, but not the obligation, at any time after the issuance date and until the maturity date, or thereafter during an event of default, to convert all or any portion of the outstanding principal amount, accrued interest and fees due and payable thereon into fully paid and non-assessable shares of common stock of the Company at the conversion price, which shall mean the lesser of (a) fifty percent (50%) multiplied by the lowest closing price during the thirty-five (35) trading days prior to the notice of conversion is given (which represents a discount rate of fifty percent (50%)) or (b) two-tenths of a penny ($0.002).

If the market capitalization of the Company is less than one million dollars ($1,000,000) on the day immediately prior to the date of the notice of conversion, then the conversion price shall be twenty-five percent (25%) multiplied by the lowest closing price during the thirty-five (35) trading days prior to the date a notice of conversion is given (which represents a discount rate of seventy-five percent (75%)). Additionally, if the closing price of the Company’s common stock on the day immediately prior to the date of the notice of conversion is less than one-tenth of a penny ($0.001) then the conversion price shall be twenty percent (25%) multiplied by the lowest closing price during the thirty-five (35) trading days prior to a notice of conversion is given (which represents a discount rate of twenty-five percent (25%)).

At all times during which the Group 10 Note is outstanding, the Company shall reserve and keep available from its authorized and unissued shares of common stock for the sole purpose of issuance upon conversion of the Group 10 Note and payment of interest, free from preemptive rights or any other actual or contingent purchase rights of persons other than holder, not less than five times the aggregate number of shares of the commons stock that shall be issuable the conversion of the outstanding principal amount of the Group 10 Note and payment of interest hereunder. Initially, the share reserve shall be equal to three hundred fifty million (350,000,000) shares. The holder may request bi-monthly increases to reserve such amounts based on a conversion price equal to the lowest closing price during the preceding thirty-five (35) day. The Company agrees that it will take all such reasonable actions as may be necessary to assure that the conversion shares may be issued. The Company agrees to provide holder with confirmation evidencing the execution of such share reservation within fifteen (15) business days from the issuance date.

The foregoing description of the Group 10 Note is qualified in its entirety by reference to the provisions of the Group 10 Note and the First Amendment to Convertible Debenture filed as Exhibits 4.5 and 4.7, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

GS Capital Partners LLC

On April 27, 2017, the Company entered into a one year 8% $45,000 Convertible Note with GS Capital Partners, LLC (the “GS Note”). The GS Note has a maturity date of April 27, 2018 and was funded on May 2, 2017.

The holder is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face amount of the GS Note then outstanding into shares of the Company’s common stock at a price for each share of common stock equal to 70% of the lowest daily volume weighted average price (VWAP) of the common stock as reported on the National Quotations Bureau OTC Markets exchange which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the fifteen (15) prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent.

Such conversion shall be effectuated by the Company delivering the shares of common stock to the holder within 3 business days of receipt by the Company of the notice of conversion. Accrued but unpaid interest shall be subject to conversion. To the extent the conversion price of the Company’s common stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this increase. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 60% instead of 70% while that “Chill” is in effect. In no event shall the holder be allowed to effect a conversion if such conversion, along with all other shares of the Company common stock beneficially owned by the holder and its affiliates would exceed 9.9% of the outstanding shares of the common stock of the Company.

During the first six months th GS Note is in effect, the Company may redeem the GS Note by paying to the holder an amount as follows: (i) if the redemption is within the first 90 days of the issuance date, then for an amount equal to 120% of the unpaid principal amount of this Note along with any interest that has accrued during that period, (ii) if the redemption is after the 91st day, but less than the 180th day of the issuance date, then for an amount equal to 133% of the unpaid principal amount of this Note along with any accrued interest. The GS Note may not be redeemed after 180 days. The redemption must be closed and paid for within 3 business days of the Company sending the redemption demand or the redemption will be invalid and the Company may not redeem the GS Note.

Upon an event of default, the holder may consider the GS Note immediately due and payable. Default interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. If this note is not paid at maturity, the outstanding principal due under the Note shall increase by 10%.

The Company shall issue irrevocable transfer agent instructions reserving shares of its common stock for conversions under the GS Note equal to four (4) times the discounted value of the note. Upon full conversion of the Note, any shares remaining in the share reserve shall be cancelled. The Company should at all times reserve a minimum of four (4) times the amount of shares required if the note would be fully converted. The holder may reasonably request increases from time to time to reserve such amounts. The Company will instruct its transfer agent to provide the outstanding share information to the holder in connection with its conversions. The holder has agreed to waive this provision until sufficient shares are available for reserve.

The foregoing description of the GS Note is qualified in its entirety by reference to the provisions of the GS Note filed as Exhibit 4.6, respectively, to this Current Report on Form 8-K, which is incorporated herein by reference.

The shares of common stock underlying the January Eagle Note, the Adar Note, the March Eagle Notes, the Group 10 Note and the GS Note will be issued in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy common stock.

Amendments to Previous Group 10 Holdings, LLC Notes

On May 11, 2017, the Company and Group 10 Holdings LLC (“Group 10”) agreed to amend the two other Convertible Debentures Group 10 currently has outstanding with the Company (the “Group 10 Prior Notes”). The Group 10 Prior Notes were initially issued on July 14, 2015 and November 7, 2016. Specifically, the Group 10 Prior Notes were amended with the terms set below.

The conversion price discount of the Group 10 Prior Notes was increased from forty percent (40%) to fifty percent (50%). If the market capitalization of the Company is less than $1,000,000 on the day immediately prior to the date of a notice of conversion (the market capitalization number was $2,000,000 in the Group 10 Prior Notes), then the conversion price shall be twenty-five percent (25%) multiplied by the lowest closing price during the thirty-five (35) trading days prior to the date a notice of conversion is given (which represents a discount rate of seventy-five percent (75%)). Additionally, if the closing price of the Company’s common stock on the day immediately prior to the date of the notice of conversion is less than one-tenth of a penny ($0.001) (the market capitalization number was two-tenths of a penny ($0.002) in the Group 10 Prior Notes), then the conversion price shall be twenty-five percent (25%) multiplied by the lowest closing price during the thirty-five (35) trading days prior to a notice of conversion is given (which represents a discount rate of seventy-five percent (75%)).

Additionally, effective as of the initial issuance dates, the Group 10 Prior Notes will no longer have the following provisions: (i) most favored nations status for other transactions entered into by the Company; (ii) a prohibition against the Company from entering into additional debt instruments and (iii) a prohibition against the Company from entering into a transaction which creates a lien on the Company’s assets.

The foregoing description of the amendments to the Group 10 Prior Notes is qualified in its entirety by reference to the provisions of the First Amendment to 2016 Convertible Debenture and First Amendment to 2015 Convertible Debenture, respectively, filed as Exhibits 4.8 and 4.9, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1*	$18,000 Convertible Debenture issued by Tauriga Sciences, Inc. to Eagles Equities, LLC on January 27, 2017.
4.2*	$27,500 Convertible Debenture issued by Tauriga Sciences, Inc. to Adar Bays, LLC on February 8, 2017.
4.3*	$35,000 Convertible Note No. 1 issued by Tauriga Sciences, Inc. to Eagle Equities, LLC on March 20, 2017.
4.4*	$35,000 Convertible Note No. 2 issued by Tauriga Sciences, Inc. to Eagle Equities, LLC on March 20, 2017.
4.5*	$40,000 Convertible Debenture issued by Tauriga Sciences, Inc. to Group 10 Holdings, LLC on March 31, 2017.
4.6*	$45,000 Convertible Debenture issued by Tauriga Sciences, Inc. to GS Capital Partners LLC on April 27, 2017.
4.7*	First Amendment to 2017 Convertible Debenture dated May 11, 2017 between Tauriga Sciences, Inc. to Group 10 Holdings, LLC.
4.8*	First Amendment to 2016 Convertible Debenture dated May 11, 2017 between Tauriga Sciences, Inc. to Group 10 Holdings, LLC.
4.9*	First Amendment to 2015 Convertible Debenture dated May 11, 2017 between Tauriga Sciences, Inc. to Group 10 Holdings, LLC.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer